EXHIBIT 10.6
CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk ("[****]") to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EVERGREEN SOLAR, INC.
Amendment effective on or about August 3, 2009
to Master Supply Agreement with
Wagner & Co Solartechnik GmbH dated June 18, 2008
The following prices shall be effective [****]:
•	[****]: €[****]

•	[****]: €[****]

•	[****]: €[****]

•	[****]: €[****]

•	[****]: €[****]

•	[****]: €[****]

Evergreen Solar, Inc.	Wagner & Co Solartechnik GmbH